EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 202

I, JAMES S. BROWN, CERTIFY THAT:

1. I HAVE REVIEWED THIS QUARTERLY REPORT ON FORM 10-QSB OF WORLDWATER & POWER CORP.;

2. BASED ON MY KNOWLEDGE, THIS QUARTERLY REPORT DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH SUCH STATEMENTS WERE MADE, NOT MISLEADING WITH RESPECT TO THE PERIOD COVERED BY THIS QUARTERLY REPORT;

3. BASED ON MY KNOWLEDGE, THE FINANCIAL STATEMENTS, AND OTHER FINANCIAL INFORMATION INCLUDED IN THIS QUARTERLY REPORT, FAIRLY PRESENT IN ALL MATERIAL RESPECTS THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS OF THE REGISTRANT AS OF, AND FOR, THE PERIODS PRESENTED IN THIS QUARTERLY REPORT;

4. THE REGISTRANTS OTHER CERTIFYING OFFICER AND I ARE RESPONSIBLE FOR ESTABLISHING AND MAINTAINING DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN EXCHANGE ACT RULES 13A-14 AND 15D-14) FOR THE REGISTRANT AND WE HAVE:

A. DESIGNED SUCH DISCLOSURE CONTROLS AND PROCEDURES TO ENSURE THE MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO US BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS QUARTERLY REPORT IS BEING PREPARED;

B. EVALUATED THE EFFECTIVENESS OF THE REGISTRANTS DISCLOSURE CONTROLS AND PROCEDURES AND PRESENTED IN THIS REPORT OUR CONCLUSIONS ABOUT THE EFFECTIVENESS OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF THE END OF THE PERIOD COVERED BY THIS REPORT BASED ON SUCH EVALUATION; AND

C. PRESENTED IN THIS QUARTERLY REPORT OUR CONCLUSIONS ABOUT THE EFFECTIVENESS OF THE DISCLOSURE CONTROLS AND PROCEDURES BASED ON OUR EVALUATION AS OF THE EVALUATION DATE.

5. THE REGISTRANTS OTHER CERTIFYING OFFICER AND I HAVE DISCLOSED, BASED ON OUR MOST RECENT EVALUATION, TO THE REGISTRANTS AUDITORS AND THE AUDIT COMMITTEE OF REGISTRANTS BOARD OF DIRECTORS (OR PERSONS PERFORMING THE EQUIVALENT FUNCTION):

A. ALL SIGNIFICANT DEFICIENCIES IN THE DESIGN OR OPERATION OF INTERNAL CONTROLS WHICH COULD ADVERSELY AFFECT THE REGISTRANT’S ABILITY TO RECORD PROCESS, SUMMARIZE AND REPORT FINANCIAL DATA AND HAVE IDENTIFIED FOR THE REGISTRANT’S AUDITORS ANY MATERIAL WEAKNESSES IN INTERNAL CONTROLS; AND

B. ANY FRAUD, WHETHER OR NOT MATERIAL, THAT INVOLVES MANAGEMENT OR OTHER EMPLOYEES WHO HAVE A SIGNIFICANT ROLE IN THE REGISTRANT’S INTERNAL CONTROLS; AND

6. THE REGISTRANT’S OTHER CERTIFYING OFFICER AND I HAVE INDICATED IN THIS QUARTERLY REPORT WHETHER OR NOT THERE WERE SIGNIFICANT CHANGES IN INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT INTERNAL CONTROLS SUBSEQUENT TO THE DATE OF OUR MOST RECENT EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

DATED:	Novembert 18, 2005

BY:	/S/ JAMES S. BROWN
NAME:	JAMES S. BROWN
TITLE:	EXECUTIVE VICE PRESIDENT - CHIEF OPERATING & FINANCIAL OFFICER